EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of certain subsidiaries (greater than 50% owned) of the registrant and their respective states or countries of incorporation:

1780, LLC (Delaware)	Copiah Storage, LLC (Delaware)

280464 Ontario Limited (Canada (Ontario))	Cornerstone Plaza, LLC (Florida)

Advance SC LLC (South Carolina)	Cougar Acquisition Corp. (Delaware)

Aguaytia Energy del Peru S.R. Ltda (Peru)	Coyanosa Gas Plant, Gathering and Wolfcamp Unit JV

Algonquin Gas Transmission, LLC (Delaware)	Crescent/Arizona (North Carolina)

American Natural Gas Corporation (Colorado)	Crescent/Georgia (Georgia)

Associated Louisiana Intrastate Pipe Line, LLC (Delaware)	Crescent/RGI Capital, LLC (North Carolina)

Ballantyne Properties, LLC (North Carolina)	Crescent Bartram Park, LLC (Florida)

Bartram Lakes, LLC (Delaware)	Crescent Commonwealth Center, LLC (Delaware)

Beaver Gas Services LLC (Delaware)	Crescent Communities N.C., LLC (Delaware)

Belfort 36, LLC (Delaware)	Crescent Communities Realty, LLC (North Carolina)

Belfort Developers, LLC (Delaware)	Crescent Communities S.C., LLC (Delaware)

Bison Insurance Company Limited (Bermuda)	Crescent Land & Timber, LLC (Delaware)

Black Forest on Lake James, LLC (Delaware)	Crescent Potomac Greens, LLC (Delaware)

Bridgeport Energy LLC (Delaware)	Crescent Potomac Plaza, LLC (Delaware)

Bridgewater Lakeland Developers, LLC (Delaware)	Crescent Potomac Properties, LLC (Delaware)

Brookeland Plant and Gathering System JV	Crescent Potomac Yard, LLC (Delaware)

Brookeland Residue Redelivery Facility	Crescent Potomac Yard Development, LLC (Delaware)

Caldwell Power Company (North Carolina)	Crescent Realty, LLC (North Carolina)

Camp Lake James, LLC (Delaware)	Crescent Realty Advisors, LLC (Delaware)

Carolina Centers, LLC [a Delaware LLC] (Delaware)	Crescent Resources, LLC (Georgia)

Carolina Centers, LLC [a North Carolina LLC] (North Carolina)	Crescent Resources Marketing Services, LLC (Delaware)

Casco Bay Energy Company, LLC (Delaware)	Crescent Resources Registration Services, LLC (Delaware)

Catawba Manufacturing and Electric Power Company (North Carolina)	Crescent River, LLC (Georgia)

Cedar Lake, LLC (Delaware)	Crescent Seminole, LLC (Florida)

Centana Gathering, LLC (Delaware)	Crescent Southeast Club, LLC (Delaware)

Centana Intrastate Pipeline, LP (Delaware)	Crescent Twin Creeks, LLC (North Carolina)

Centana Oil Gathering, LLC (Delaware)	Crescent Yacht Club, LLC f/k/a Peninsula Yacht Club, LLC (Delaware)

Centra Gas Toluca S. De R.L. De D.V. (Mexico)	Crockett NGL Pipeline JV

Chambers County Land Company (Delaware)	CSCC Holdings Limited Partnership (Canada (British Columbia))

Chaparral Pines Management, LLC (Arizona)	D/FD Bridgeport Operations, LLC (Delaware)

Charlotte Cotton Mill, LLC (North Carolina)	D/FD Cokenergy Operations, LLC (Delaware)

Claiborne Energy Services, Inc. (Louisiana)	D/FD Enterprises, LLC (Delaware)

Clean Energy Genco, Inc. (Delaware)	D/FD Equipment Company LLC (Delaware)

Clean Energy Partners Limited Partnership (Delaware)	D/FD Foreign Sales Corporation (Barbados)

Clean Water of NC, LLC (North Carolina)	D/FD Grays Harbor, LLC (Delaware)

CLT Development, LLC (Delaware)	D/FD International Services Brasil Ltda. (Brazil)

Club Capital, LLC (North Carolina)	D/FD Kentucky (Delaware)

Club Enterprises LLC (Delaware)	D/FD Operating Services LLC (Delaware)

Colbert Lane Commercial, LLC (Delaware)	Dauphin Island Gathering Partners

Comercializadora Duke Energy de Centro America, Limitada (Guatemala)	Dauphin Island Gathering System, LLC (Delaware)

DCP Assets Holding, LP (Delaware)	Duke/Fluor Daniel International (Nevada)

DCP Assets Holdings GP, LLC (Delaware)	Duke/Fluor Daniel International Services (Nevada)

DCP Black Lake Holdings, LP (Delaware)	Duke/Fluor Daniel International Services (Trinidad) Ltd. (Trinidad And Tobago)

DCP LP Holdings, LP (Delaware)	Duke/Fluor Daniel LLC (Nevada)

DCP Midstream GP, LLC (Delaware)	Duke/Louis Dreyfus L.L.C. (Nevada)

DCP Midstream GP, LP (Delaware)	Duke Bridgeport Energy, LLC (Delaware)

DCP Midstream Operating, LLC (Delaware)	Duke Canada Ltd. (Alberta, Canada)

DCP Midstream Operating, LP (Delaware)	Duke Capital LLC (Delaware)

Deer Acquisition Corp. (North Carolina)	Duke Capital Partners, LLC (Delaware)

DE Fossil-Hydro Engineering, Inc. (North Carolina)	Duke Communication Services, Inc. (North Carolina)

DEFS Anadarko Gathering, LP (Delaware)	Duke Communication Services Caribbean Ltd. (Bermuda)

DEFS Austin Gathering, LP (Delaware)	Duke Energy Administrative Services, Inc. (Delaware)

DEFS Canada Investments L.P. (Canada (Alberta))	Duke Energy Allowance Management, LLC (Delaware)

DEFS Canada L.P. (Canada (Alberta))	Duke Energy Americas, LLC (Delaware)

DEFS Holding, LLC (Delaware)	Duke Energy Arlington Valley, LLC (Delaware)

DEFS Holding 1, LLC (Delaware)	Duke Energy Business Services LLC (Delaware)

DEFS Industrial Gas, LLC (Delaware)	Duke Energy Canada Call Co. (Canada (Nova Scotia))

DEFS Interstate Pipeline, LP (Delaware)	Duke Energy Canada Exchangeco Inc. (Canada)

DEFS Raptor Pipeline, LLC (Delaware)	Duke Energy Capital of Texas, Inc. (Delaware)

DEFS Wyoming, LLC (Delaware)	Duke Energy County Line, LLC (Delaware)

DEGT Empress U.S. Corporation (Delaware)	Duke Energy Design Supplier, Inc. (Delaware)

DEGT Midstream Holdings Corporation (Canada (Nova Scotia ULC))	Duke Energy Development Pty Ltd (Australia)

DEGT Midstream Holdings Partnership (Alberta, Canada)	Duke Energy Egenor S. en C. por A. (Peru)

DEGT Midstream Management Corporation (Canada (Nova Scotia))	Duke Energy Electroquil Partners (Delaware)

DEGT Midstream Partner Corporation (Canada (Nova Scotia ULC))	Duke Energy Empress L.P. (Alberta, Canada)

DEHLP Management Inc. (Canada)	Duke Energy Empress Management Inc. (Canada)

DE Marketing Canada Ltd. (Canadian Federal)	Duke Energy Enterprises Corporation (Delaware)

DENA Asset Partners, L.P. (Delaware)	Duke Energy Equipment Partners, L.P. (Delaware)

DENA Partners Holding, LLC (Delaware)	Duke Energy Facilities Holdings Partnership (Alberta, Canada)

DENA Texas Management, LLC (Delaware)	Duke Energy Facilities Inc. (Canada)

DENA Trading Partners, L.P. (Delaware)	Duke Energy Facilities LP (Alberta, Canada)

DE Nuclear Engineering, Inc. (North Carolina)	Duke Energy Facilities Management Inc. (Canada)

DE Operating Services, LLC (Delaware)	Duke Energy Fayette, LLC (Delaware)

DE Power Generating, LLC (Delaware)	Duke Energy Field Services, LLC (Delaware)

DETMI Management, Inc. (Colorado)	Duke Energy Field Services, LP (Delaware)

DETM Marketing Northeast, LLC (Delaware)	Duke Energy Field Services Canada (Canada (Alberta))

DFD Operating Plant Services, LLC (Delaware)	Duke Energy Field Services Canada Holdings, Inc. (Delaware)

DFD Plant Services, LLC (Delaware)	Duke Energy Field Services Marketing, LP (Delaware)

Discovery Gas Transmission LLC (Delaware)	Duke Energy Finance Canada Limited Partnership (Alberta, Canada)

Dixilyn-Field (Nigeria) Limited (Nigeria)	Duke Energy Financial Services, LP (Delaware)

Dixilyn-Field Drilling Company (Delaware)	Duke Energy Fossil-Hydro, LLC (Delaware)

Dixilyn-Field International Drilling Company, S.A. (Panama)	Duke Energy Fossil-Hydro California (Delaware)

DTMSI Management Ltd. (Alberta, Canada)	Duke Energy Gas Services, LLC (Delaware)

Duke/Fluor Daniel (North Carolina)	Duke Energy Gas Transmission, LLC (Delaware)

Duke/Fluor Daniel Caribbean, S.E. (Puerto Rico)	Duke Energy Gas Transmission Resources, Inc. (Delaware)

Duke/Fluor Daniel Development Services LLC (Nevada)	Duke Energy Gas Transmission Resources, LLC (Delaware)

Duke Energy Gas Transmission Services, LLC (Delaware)	Duke Energy International El Salvador Investments No. 1 S.A. de C.V. (El Salvador)

Duke Energy Generating S.A. (Argentina)	Duke Energy International Espana Holdings, S.L. (Spain)

Duke Energy Generation Services, LLC (Delaware)	Duke Energy International Finance (UK) Limited (United Kingdom)

Duke Energy Global Markets, Inc. (Nevada)	Duke Energy International Guatemala Holdings No. 1, Ltd. (Bermuda)

Duke Energy Greenleaf, LLC (Delaware)	Duke Energy International Guatemala Holdings No. 2, Ltd. (Bermuda)

Duke Energy Group, LLC (Delaware)	Duke Energy International Guatemala Holdings No. 3 (Cayman Islands)

Duke Energy Group Holdings, LLC (Delaware)	Duke Energy International Guatemala Limitada (Guatemala)

Duke Energy GS Funding Company (Delaware)	Duke Energy International Guatemala y Compania Sociedad en Comandita por Acciones (Guatemala)

Duke Energy Guadalupe Pipeline, LLC (Delaware)	Duke Energy International Investments No. 2 Ltd. (Bermuda)

Duke Energy Guadalupe Pipeline Holdings, Inc. (Delaware)	Duke Energy International Latin America, Ltd. (Bermuda)

Duke Energy Hanging Rock, LLC (Delaware)	Duke Energy International Mexico, S.A. de C.V. (Mexico)

Duke Energy Hinshaw Pipeline, LLC (Delaware)	Duke Energy International Netherlands Financial Services B.V. (Netherlands)

Duke Energy Holding Corp. (Delaware)	Duke Energy International Operaciones Guatemala Limitada (Guatemala)

Duke Energy Hydrocarbons Canada Limited Partnership (Canada)	Duke Energy International Peru Inversiones No. 1, S.R.L. (Peru)

Duke Energy Hydrocarbons Investments Ltd. (Alberta, Canada)	Duke Energy International Peru Investments No. 1, Ltd. (Bermuda)

Duke Energy Interamerican Holding Company LDC (Cayman Islands)	Duke Energy International PJP (Ireland) Holdings (Ireland)

Duke Energy International, Brasil Ltda. (Brazil)	Duke Energy International PJP Holdings, Ltd. (Bermuda)

Duke Energy International, Geracao Paranapanema S.A. (Brazil)	Duke Energy International PJP Holdings (Mauritius) Ltd. (Republic of Mauritius)

Duke Energy International, Inc. (North Carolina)	Duke Energy International Pty Ltd (Australia)

Duke Energy International, LLC (Delaware)	Duke Energy International Services (UK) Limited (United Kingdom)

Duke Energy International (Europe) GmbH (Germany)	Duke Energy International Southern Cone SRL (Argentina)

Duke Energy International (Europe) Holdings ApS (Denmark)	Duke Energy International Trading and Marketing (UK) Limited (United Kingdom)

Duke Energy International (Europe) Limited (United Kingdom)	Duke Energy International Transmission Guatemala Limitada (Guatemala)

Duke Energy International Acquisition Vehicle No. 6 Ltd. (Bermuda)	Duke Energy International Uruguay Holdings, LLC (Delaware)

Duke Energy International Argentina Holdings (Cayman Islands)	Duke Energy International Uruguay Investments, S.R.L. (Uruguay)

Duke Energy International Argentina Marketing/Trading (Bermuda) Ltd. (Bermuda)	Duke Energy Intrastate Network, L.L.C. (Delaware)

Duke Energy International Asia Pacific Ltd. (Bermuda)	Duke Energy Intrastate Pipeline, LLC (Delaware)

Duke Energy International Bolivia Holdings No. 1, LLC (Delaware)	Duke Energy Islander East Pipeline Company, L.L.C. (Delaware)

Duke Energy International Bolivia Investments No. 1 Limited (Cayman Islands)	Duke Energy Lantana, LLC (Delaware)

Duke Energy International Bolivia Investments No. 2 Limited (Cayman Islands)	Duke Energy Lavaca, Inc. (Delaware)

Duke Energy International Brasil Commercial, Ltda. (Brazil)	Duke Energy Lee, LLC (Delaware)

Duke Energy International Brasil Holdings, LLC (Delaware)	Duke Energy Lee Holding, Inc. (Delaware)

Duke Energy International del Ecuador Cia. Ltda. (Ecuador)	Duke Energy LNG Sales, Inc. (Delaware)

Duke Energy International Electroquil Holdings, LLC (Delaware)	Duke Energy Marketing America, LLC (Delaware)

Duke Energy International El Salvador, S en C de CV (El Salvador)	Duke Energy Marketing Canada Corp. (Delaware)

Duke Energy International El Salvador Comercializadora de El Salvador, S.A. de C.V. (El Salvador)	Duke Energy Marketing Corp. (Nevada)

Duke Energy International El Salvador Investments No. 1 Ltd (Bermuda)	Duke Energy Marketing Limited Partnership (Alberta, Canada)

Duke Energy Merchant Finance, LLC (Delaware)	Duke Energy Washington, LLC (Delaware)

Duke Energy Merchants, LLC (Delaware)	Duke Energy Westheimer, LP (Delaware)

Duke Energy Merchants Investments (UK) Limited (England and Wales)	Duke Engineering & Services (Europe) Inc. (Delaware)

Duke Energy Merchants Trading and Marketing (UK) Limited (England)	Duke Engineering & Services International, Inc. (Cayman Islands)

Duke Energy Merchants UK LLP (England and Wales)	Duke Java, Inc. (Nevada)

Duke Energy Midstream Services Canada Corporation (Canada (Nova Scotia ULC))	DukeNet Communications, LLC (Delaware)

Duke Energy MNEP Holdings Limited Partnership (Canada (British Columbia))	Duke Project Services, Inc. (North Carolina)

Duke Energy Moapa, LLC (Delaware)	Duke Project Services Australia Pty Ltd (Australia)

Duke Energy Mohave, LLC (Delaware)	Duke Project Services Funding Corp. (Delaware)

Duke Energy Morro Bay LLC (Delaware)	Duke Project Services Group, Inc. (Delaware)

Duke Energy Moss Landing LLC (Delaware)	Duke Project Services Investments, LLC (Delaware)

Duke Energy Mulberry, LLC (Delaware)	Duke Project Services Texas, LP (Delaware)

Duke Energy Murray Operating, LLC (Delaware)	DukeSolutions/Evendale, LLC (North Carolina)

Duke Energy Natural Gas, LLC (Delaware)	Duke Trading Do Brasil Ltda. (Brazil)

Duke Energy Natural Gas Corporation (Delaware)	Duke Ventures, LLC (Nevada)

Duke Energy NGL Operating, LLC (Delaware)	East Hampton GP, LLC (Delaware)

Duke Energy NGL Services, LP (Delaware)	East Hampton Limited Partnership (Florida)

Duke Energy North America, LLC (Delaware)	Eastman Whipstock, S.A. (Argentina)

Duke Energy Northeast Transmission Company (Delaware)	Eastman Whipstock do Brasil Ltda. (Brazil)

Duke Energy Northern Investments Corporation (Canada (Nova Scotia ULC))	Eastover Land Company (Kentucky)

Duke Energy Nova Scotia Holdings Co. (Canada (Nova Scotia))	Eastover Mining Company (Kentucky)

Duke Energy Oakland LLC (Delaware)	EasTrans Limited Partnership (Texas)

Duke Energy Operating Company, LLC (Delaware)	East Tennessee Natural Gas, LLC (Tennessee)

Duke Energy Peru Holdings S.R.L. (Peru)	ED Services, LLC (Delaware)

Duke Energy Power Assets Holding, Inc. (Colorado)	Egan Hub Storage, LLC (Delaware)

Duke Energy Providence, LLC (Delaware)	Electroguayas, Inc. (Cayman Islands)

Duke Energy Receivables Finance Company, LLC (Delaware)	Electroquil, S.A. (Guayaquil, Ecuador)

Duke Energy Registration Services, Inc. (Delaware)	Energy Pipelines International Company (Delaware)

Duke Energy Risk Services, L.L.C. (Delaware)	Engage Energy Canada, L.P. (Alberta, Canada)

Duke Energy Royal, LLC (Delaware)	Engage Energy Canada Co. (Canada (Nova Scotia))

Duke Energy Services, Inc. (Delaware)	Entryway Developers, LLC (Delaware)

Duke Energy Services Canada Ltd. (Canada (Alberta))	Eteselva S. R. L. (Peru)

Duke Energy Services Ireland Limited (Republic of Ireland)	Fort Drum Cogenco, Inc. (New York)

Duke Energy South Bay, LLC (Delaware)	Fort Frances Cogeneration L.P. (Ontario)

Duke Energy Southeast Pipeline Corporation (Delaware)	Fort Frances Cogeneration Management Inc. (Canada—Federal Laws)

Duke Energy St. Francis, LLC (Delaware)	Fort Walton Development, LLC (Delaware)

Duke Energy Supply Chain Services, LLC (Delaware)	FP Real Estate One, LLC (Arizona)

Duke Energy Texas Intrastate Pipeline, LLC (Delaware)	Fuels Acquisition Company Operating LLC (Delaware)

Duke Energy Trading and Marketing, L.L.C. (Delaware)	Fuels Cotton Valley Gathering, LP (Delaware)

Duke Energy Trading Exchange, LLC (Delaware)	Gardens of Bridgehampton, LLC (Delaware)

Duke Energy Transport and Trading Company, LLC (Colorado)	Gas Integral S.R.L. (Peru)

Duke Energy Trenton, LLC (Delaware)	Generadora La Laguna Duke Energy International Guatemala y Cia., S.C.A. (Guatemala)

Duke Energy Vermillion, LLC (Delaware)	General Gas Company, LP (Texas)

GNE Holdings, L.L.C. (Delaware)	Moss Bluff Hub Partners, L.L.C. (Delaware)

Gordondale West Plant	Moss Bluff Hub Partners, L.P. (Delaware)

Grand Haven Developers, LLC (Delaware)	MP Supply, Inc. (North Carolina)

Grand Haven Golf Club, LLC (Delaware)	National Helium, LLC (Delaware)

Green Fields Investments, LLC (North Carolina)	NC Development & Design Company, LLC (Delaware)

Greenville Gas and Electric Light and Power Company (South Carolina)	New Riverside, LLC (South Carolina)

Griffith Energy, LLC (Delaware)	North Bank Developers, LLC (Delaware)

GSRI Transportation LLC (Texas)	North Hampton, LLC (Delaware)

Gulf Coast NGL Pipeline, L.L.C. (Delaware)	NorthSouth Insurance Company Limited (Bermuda)

Hampton Ridge Developers LLC (Delaware)	Oldfield, LLC (South Carolina)

Hawk’s Haven Developers, LLC (Delaware)	One Thirty-One Developers, LLC (Delaware)

Hawk’s Haven Golf Course Community Developers, LLC (Delaware)	Osprey Cove Realty, LLC (Delaware)

Hawk’s Haven Joint Development, LLC (Delaware)	Osprey Development, LLC (Delaware)

Hawk’s Haven Sponsor, LLC (Delaware)	Overland Trail Transmission, LLC (Delaware)

Headwaters Development Limited Partnership (South Carolina)	Ozona Gas Processing Plant (Texas)

Hidroelectrica Cerros Colorado (Argentina)	P.I.D.C. Aguaytia, L.L.C. (Delaware)

Houston Center Corporation (Delaware)	Pablo Developers, LLC (Delaware)

IGC Aguaytia Partners, LLC (Cayman Islands)	Palmetto Bluff Club, LLC (South Carolina)

II Tryon Investment Trading Society (North Carolina)	Palmetto Bluff Development, LLC (South Carolina)

Inversiones Duke Bolivia S.A. (Bolivia)	Palmetto Bluff Investments, LLC (South Carolina)

Iowa Plant JV	Palmetto Bluff Lodge, LLC (South Carolina)

iSpheres Corporation (Not a Duke company) (California)	Palmetto Bluff Real Estate Company, LLC (South Carolina)

LandMar Group, LLC (Delaware)	Palmetto Bluff Uplands, LLC (South Carolina)

LandMar Management, LLC (Delaware)	Panama City Development, LLC (Delaware)

Lizacorp S.A. (Ecuador)	PanEnergy Colorado (Delaware)

M&N Management Company (Delaware)	PanEnergy Corp (Delaware)

M&N Operating Company, LLC (Delaware)	PanEnergy Dauphin Island, LLC (Delaware)

Maritimes & Northeast Pipeline, L.L.C. (Delaware)	PanEnergy Development Company (Delaware)

Maritimes & Northeast Pipeline Limited Partnership (Canada (New Brunswick)	PanEnergy Exploration and Production (Peru) Ltd. (Bermuda)

Maritimes & Northeast Pipeline Management Ltd. (Canada - Federal Laws)	PanEnergy Louisiana Intrastate, LLC (Delaware)

Market Hub Partners Canada L.P. (Canada (Ontario))	PanEnergy Mobile Bay Processing, LLC (Delaware)

Market Hub Partners Holding, LLC (Delaware)	PanEnergy Services, Limited Partnership (Louisiana)

Market Hub Partners Management Inc. (Canada - Federal Laws)	Panhandle Acquisition Three, Inc. (Delaware)

Masters Creek Louisiana Pipeline, LLC (Delaware)	Panhandle Four, Inc. (Delaware)

Masters Creek Plant and Gathering JV	Pan Service Company (Delaware)

Masters Creek Residue Line JV	Parkside Development, LLC (Florida)

May River Forest, LLC (South Carolina)	PCCD, LLC (Delaware)

May River Golf Club, LLC (South Carolina)	PEC Midwest, Inc. (Delaware)

McMahon Power Holdings Inc. (Canada (British Columbia))	Pegasus Gas Plant & Gathering JV

McMahon Power Holdings Limited Partnership (Canada (British Columbia))	Pelmar Company (Delaware)

McNinch-Hill Investments, LLC (North Carolina)	Peru Energy Holdings, LLC (Delaware)

MCP, LLC (South Carolina)	Peru Energy Holdings Corporation (Cayman Islands)

Midcontinent Pipeline Operating, LLC (Delaware)	Petroleum Transmission Company (Canada)

Milford Estates, LLC (North Carolina)	Piedmont Row Development, LLC (Delaware)

Ponce Developers, LLC (Delaware)	The Arlington Potomac Yard TMP Association (Virginia)

Potomac Yard Holding Company, LLC (Delaware)	The Club at Osprey Cove, LLC (Delaware)

Provident City Pipeline System P/S	The Farms, LLC (North Carolina)

Rim Chaparral Pines Real Estate Services, LLC (Arizona)	The Golf Club at Chaparral Pines, LLC (Arizona)

Rio Bravo Gas Systems, LLC (Delaware)	The Golf Club at North Hampton, LLC (Delaware)

River Paradise, LLC (Delaware)	The Golf Club at South Hampton, LLC

Roberts Road, LLC (Delaware)	The Grand Club, LLC (Delaware)

Sailview Properties, LLC (North Carolina)	The Oldfield Realty Company, LLC (South Carolina)

Saltville Gas Storage Company L.L.C. (Virginia)	The Parks at Meadowview, LLC (Delaware)

San Jacinto Gas Transmission Company (Texas)	The Parks of Berkeley, LLC (Delaware)

Seahorse do Brasil Servicos Maritimos Ltda. (Brazil)	The Point on Norman, LLC (North Carolina)

Seddon Place Development, LLC (Delaware)	The Reserve, LLC (Delaware)

Seven Corporate Centre Holding Company, LLC (Delaware)	The River Club Realty, LLC (Georgia)

Six Mile Creek Ventures, LLC (Delaware)	The Sanctuary at Lake Wylie, LLC (Delaware)

SLCD (Delaware)	Third & Fourth South Developers, LLC (Delaware)

Southeastern Energy Services, Inc. (Delaware)	TPC Storage Holding Corp. (Delaware)

Southern Hills Plantation Golf Club, LLC (Delaware)	Trout Creek Developers, LLC (Delaware)

Southern Hills Realty, LLC (Delaware)	Trunkline Oil Pipeline Company (Delaware)

Southern Power Company (North Carolina)	Turbine Fleet Management, LLC (Delaware)

South Hampton GP, LLC (Delaware)	Tussahaw Development, LLC (Georgia)

South Village Developers, LLC (Delaware)	Twin Creeks Holdings, Ltd. (Texas)

Springfield Crescent, LLC (Delaware)	Twin Creeks Management LLC (Delaware)

St. Clair Pipelines (1996) Ltd. (Canada)	Twin Creeks Operating Company, LP (Texas)

St. Clair Pipelines L.P. (Canada)	Twin Creeks Property, Ltd. (Texas)

St. Clair Pipelines Management Inc. (Canada)	Two Lake Pony Farm, LLC (North Carolina)

Stanton Gathering System	Tyvola Crossing Associates Limited Partnership (North Carolina)

StoneWater Bay Properties, LLC (North Carolina)	UEI Holdings (New Brunswick) Inc. (Canada)

Stratford on Howard Development, LLC (Delaware)	Union Gas Limited (Canada (Ontario))

Sugarloaf Country Club, LLC (Georgia)	Union Services Inc. (Ontario)

Sugarloaf Properties, LLC (Georgia)	Union Utilities Inc. (Ontario)

Sugarloaf Realty, LLC (Georgia)	Union Water Inc. (Canada (Ontario))

TEC Aguaytia, Ltd. (Bermuda)	United LP Gas, LLC (Oklahoma)

TEPPCO Holdings, Inc. (Delaware)	Upstate Land Co. LLC (South Carolina)

Termoselva S. R. L. (Peru)	Wateree Power Company (South Carolina)

Texas Eastern (Bermuda) Ltd. (Bermuda)	Webb Duval Gatherers Holding, LP (Delaware)

Texas Eastern Aircraft Holdings, LLC (Delaware)	WEI Financial Services LLC (Delaware)

Texas Eastern Arabian Ltd. (Bermuda)	WEI Management Holdings LLC (Delaware)

Texas Eastern Communications, Inc. (Delaware)	WEI Nova Scotia Holdings Inc. (Canada (Nova Scotia))

Texas Eastern Cross Bay Company (Delaware)	Weld County EP Properties, L.L.C. (Colorado)

Texas Eastern Cryogenics, Inc. (Delaware)	Westcoast Energy (U.S.) LLC (Delaware)

Texas Eastern Oil Company (Delaware)	Westcoast Energy Enterprises (U.S.) Inc. (Delaware)

Texas Eastern Slurry Transport Company (Delaware)	Westcoast Energy Inc. (Canada)

Texas Eastern Terminal Company (Delaware)	Westcoast Energy International Inc. (Canadian Federal)

Texas Eastern Transmission, LP (Delaware)	Westcoast Energy Ventures Inc. (Canada—Federal Laws)

Texas-Louisiana Pipeline Company (Delaware)	Westcoast Gas Services (U.S.A.) LLC (Delaware)

Texas-Louisiana Pipeline L.L.C. (Delaware)	Westcoast Gas Services Inc. (Canadian Federal)

Westcoast Indemnity Company Limited (Canada (British Columbia))

Westcoast Transmission Company (Alberta) Ltd. (Canada (Alberta))

Westcoast Transmission Company Limited (Canada (British Columbia))

Western Carolina Power Company (North Carolina)

Winding River, LLC (Delaware)

Wolfcamp Gathering & Comp.